UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

MYLAN N.V.

(Exact name of registrant as specified in its charter)

Netherlands	333-199861	98-1493528
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Building 4, Trident Place, Mosquito Way, Hatfield, Hertfordshire, AL10 9UL, England
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 (0) 1707-853-000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.01	MYL	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 30, 2020, Mylan N.V. (“Mylan” or the “Company”) held its annual general meeting of shareholders (the “AGM”) to, among other things, (i) appoint two executive directors and eleven non-executive directors, each for a term ending immediately after the next annual general meeting held after their appointment and (ii) approve, on an advisory basis, the compensation of the named executive officers of the Company. The certified results of the matters voted on at the AGM were disclosed in Mylan’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 2, 2020 (the “AGM 8-K”).

As disclosed in Amendment No. 1 to the AGM 8-K filed with the SEC on July 24, 2020, based on subsequent discussions with a significant shareholder of the Company, Mylan learned that, due to an error in transmission, that shareholder’s final voting instructions with respect to the voting items set forth above, which would have increased shareholder support for those voting items, were submitted but not received prior to the specified cut-off time and therefore not reflected in the certified results. The shareholder’s final voting instructions with respect to the voting items set forth above are now reflected in its Form N-PXs.

In light of the above and in accordance with applicable Dutch law, the Company has established the final and official vote tally and is filing this Amendment No. 2 to the AGM 8-K to amend the certified results of the matters set forth below to reflect that final and official vote tally. The remaining certified results as disclosed in the AGM 8-K remain unchanged.

Proposal No. 1 - Appointment of two executive directors and eleven non-executive directors, each for a term ending immediately after the next annual general meeting held after their appointment:

Nominee	For	Against	Abstain	Broker Non-Votes
Heather Bresch**	392,020,138	5,690,162	6,160,809	28,894,148
Hon. Robert J. Cindrich	393,818,255	3,805,275	6,247,578	28,894,149
Robert J. Coury	392,922,513	10,388,372	560,226	28,894,146
JoEllen Lyons Dillon	365,143,856	32,423,907	6,303,346	28,894,148
Neil Dimick, C.P.A.	388,392,842	9,156,326	6,321,939	28,894,150
Melina Higgins	374,659,689	22,903,129	6,308,292	28,894,147
Harry A. Korman	393,987,947	3,609,971	6,273,191	28,894,148
Rajiv Malik**	389,141,791	8,514,820	6,214,500	28,894,146
Richard Mark, C.P.A.	394,841,624	2,761,789	6,267,697	28,894,147
Mark W. Parrish	398,985,037	4,383,559	502,513	28,894,148
Pauline van der Meer Mohr	381,301,889	21,944,172	625,046	28,894,150
Randall L. (Pete) Vanderveen, Ph.D.	398,071,372	5,169,409	630,328	28,894,148
Sjoerd S. Vollebregt	394,919,606	2,666,875	6,284,627	28,894,149

**	Refers to an executive director. All other directors listed above are non-executive directors.

Proposal No. 2 – Approval, on an advisory basis, of the compensation of the named executive officers of the Company:

For	Against	Abstain	Broker Non-Votes
259,359,871	143,588,114	923,120	28,894,152

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN N.V.

Date: August 28, 2020	By:	/s/ Kenneth S. Parks
Kenneth S. Parks
Chief Financial Officer